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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                  JULY 12, 2002
                        (Date of earliest event reported)


                                  IMPRESO, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                               000-29883                         75-20849585
(State or other jurisdiction            (Commission File Number)               (I.R.S. employer
      of incorporation)                                                      Identification Number)



                  652 SOUTHWESTERN BOULEVARD, COPPELL, TX 75019
                    (Address of principal executive offices)



                                 (972) 462-0100
              (Registrant's Telephone Number, Including Area Code)




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Impreso, Inc. hereby files Amendment No. 1 to its Form 8-K (date of Report July
12, 2002) filed with the Securities & Exchange Commission on July 19, 2002. This current report amends Item 4.

ITEM 4. CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS

On July 12, 2002 Impreso, Inc. and subsidiaries ("Impreso") determined not to continue to engage Arthur Andersen LLP ("Andersen") as its independent public accountants after completion of the review for the quarter ended February 28, 2002, and appointed Blackman Kallick Bartelstein, LLP ("Blackman") as its new independent public accountants for the fiscal year ending August 31, 2002. This determination followed Impreso's decision to seek proposals from independent accountants to audit Impreso's financial statements for the fiscal year ending August 31, 2002. There were no disagreements or reportable events with Andersen and consultations with Blackman through the subsequent interim period through July 12, 2002, the effective date of the termination of Andersen. This decision was approved by Impreso's Board of Directors upon the recommendation of its Audit Committee. The decision to change auditors is not a reflection of Andersen's capabilities or commitment. Andersen has provided quality service and demonstrated consistent professionalism during their 20 year relationship with Impreso.

Andersen's report on Impreso's 2001 financial statements was issued in conjunction with the filing of Impreso's Annual Report on Form 10-K for the year ended August 31, 2001.

The audit reports of Andersen on the consolidated financial statements of Impreso and subsidiaries as of and for the fiscal years ended August 31, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During Impreso's two most recent fiscal years ended August 31, 2001, and the subsequent interim period through July 12, 2002, there were no disagreements between Impreso and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. During Impreso's two most recent fiscal years ended August 31, 2001, and the subsequent interim period through July 12, 2002, Impreso did not consult with Blackman regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within Impreso's two most recent fiscal years and the subsequent interim period through JULY 12, 2002. Impreso provided Andersen with a copy of the foregoing disclosures.

Pursuant to Item 304T of Regulation S-K, we made reasonable efforts to obtain a letter from Andersen stating that it agreed with our disclosure in response to
Item 304 (a) of Regulation S-K, but we were unable to obtain and file such letter.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         99.0 Press release dated July 18, 2002 - Impreso selects Blackman Kallick Bartelstein LLP as independent public accountants*

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* Previously filed
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 30, 2002                  IMPRESO, INC.
                                     (registrant)


                                     By:  /s/  Marshall Sorokwasz
                                        ---------------------------------------
                                         Marshall Sorokwasz,
                                         Chairman of the Board, Chief Executive
                                         Officer, President, and Director




                                     By:  /s/ Susan Atkins
                                        ---------------------------------------
                                         Susan Atkins,
                                         Chief Financial Officer and Vice
                                         President of Finance